Exhibit 10.12

COMMERCIAL WAREHOUSE LEASE AGREEMENT TIDS COMMERCIAL WARBHOUSE LEASE AGREBMBNT (the "Lease 1 i is made effective as of April 1, 2022 (the "Effective Date''). by and between Sustainable Logistics, LLC, a Georgia limited 1 liability company ("'Landlord 1 J) and Tradition Logistics, with headquarters located at 300 Growth Pkwy. Angola. lndiaua 46703 (' 1 Tennnt'1, RE C ITALS: A. Landlord is the owner of that certain real property located at 6644 Old River Road North, Statesbo1'0, Georgia 30461, commonly known as Bulloch Cou11.ty Assessor•s Parcel Number 118 - 000003 - 000 (the "I.and") more particularly described on Exhibit 1 1 A," Said Land is imp1'0ved with a 283,644 square foot building (''Building''). B. Landlord desi1'es to lease to Tenant approximate!} 205,934 square feet of the Building, as more pa11iculerly described on Exhibit ''B" (the "Premises"), and Tenant desires to lease the Premises from Landlord, pursuant to the terms and subject to the conditions of this Agreement. The number of square feet leased may be increased by amendment to this agreement, The increased space will follow the same tenn as stated in this agreement. NOW, THEREFORE for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows: 1. P 1 ; emises . . Landford he 1 : eby )eases to Tenant, 8 Qd Tenant hereby leases from Landlord the Premises . Landlord reprosenta and wa 1 Tants that LandJord is the only owner of 1 he Land and owns the Land in fee simplo as of the date of this Lease . Landlord further represents and warrants that the Land is not encumbered by an easement for light or air . Tenant lhall

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further have the non - ex . elusive right to access the Premises from the public streets and non - exclusive parking rights within the parking lot on the Land, directly in front of the Building as designated on Exhibit "C" . Tenant sbalJ further have nonexclusive use of the Joading docks aJso designated on Exhibit C attached hereto . 2. ,Imm. The initial telm of this Lease shall commence on April 1, 2022 and terminate on March 31, 2023 , (' Initial Tenn 1 ') unless sooner terminated or extended as hereinafter provided. 3. Option to hnpw . None are a part oftbis agreement however rrin going forward the Tenant makes a request in writing ,and Provided there are no Events of Default under this Lease, Tenant shall have and is hereby granted two (2) additional one (1) year periods to extend this Lease beyond the Initial Team (each a "Renewal Tenn • i upon the same tenns, covenantl, conditiona and rental as set forth herein . except the Base Rent shall increase as provided herein . Tenant may exercise each such Renewal Tenn successively by giving written notice to Landlord not less than sixty (60) days prior 1 D the expiration of the Initial Tenn of this Lease or expiration of the then current Renewal Term, as applicable . Notwithstanding the foregoing . Tenant shall not be entitled to extend the Tenn of this Lease if, at the time of exercise of a Renewal Term, Tenant is in default undm· any provision of this Leue as to which default Landlord has given notice to Tenant in accordance with the notice provision of this Lease hel'eof, and such default remains uncured after the expiration of any applicable cure period . I 0849.0058 05 Q249JIOO

4. Security Deposit. Upon execution of this Lease, Tenant shall deposit with Landlord the amount of One month's lease payment $69,618.77 (the "Security Deposit"). The Security Deposit shall be held by Landlord, without liability for interest, as security for the timely performance by Tenant of all the terms of this Lease which are to be observed and performed by Tenant. Landlord shall not be obligated to hold the Security Deposit as a separate fund and may commingle the Security Deposit with other funds. If any sum payable by Tenant to Landlord is unpaid beyond all applicable notice and cure periods, including, but not limited to, utility charges, annual adjustments for insurance costs and calendar year adjustments for Taxes, or if Landlord makes payments on behalf of Tenant after Tenant has failed to make such payments beyond all applicable notice and cure periods, or performs any of Tenant's obligations under this Lease after Tenant has failed to perform such obligations beyond all applicable notice and cure periods, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, apply the Security Deposit as may be necessary to compensate Landlord toward the payment of the sum payable by Tenant to Landlord for loss or damage sustained by Landlord due to such breach (beyond all applicable notice and cure periods) on the part of Tenant, and Tenant shall, within thirty (30) days after demand, restore the Security Deposit to the original sum deposited. If Tenant complies with all of the terms of this Lease, the Security Deposit shall be returned to Tenant within thirty (30) days following the expiration or earlier termination of this Lease, less any sums payable by Tenant to Landlord as required or allowed for under this Lease, unless specifically prohibited by law. In the event of bankruptcy or other debtor/creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings. Landlord may deliver the Security Deposit to the purchaser of Landlord's interest in the Premises in the event that such interest be sold and if Landlord so delivers the Security Deposit and such purchaser assumes in writing all of the Landlord obligations hereunder, and Tenant receives written notice thereof, Landlord shall be discharged from any further liability with respect to the Security Deposit and this provision shall also apply to any subsequent transferees. The terms of Landlord under this Section will survive the expiration or earlier termination of this Lease.

5. Rent. Commencing on the Effective Date (which shall also be the "Rent Commencement Date"). Tenant shall pay to Landlord monthly rent due on the first day of each month, in the amount of $81,515.54 EIGHTY ONE THOUSAND FIVE HUNDRED FIFTEEN AND 54/100 which monthly rent shall hereinafter be referred to as "Monthly Rent" or "Base Rent". If additional square feet are added by amendment, the Base Rent will increase accordingly After credits for space temporarily unusable the first month net rent will be in the amount of $69,618.77 Sixty nine thousand six hundred eighteen and 77/100 In the event the Tenant exercises one or more Lease extensions as provided for and outlined in Paragraph 3 above, then such Base Rent amount shall increase by an additional two percent (2%) or COL index whichever is greater over the then existing monthly rent. Other amounts of "Additional Rent" as described in paragraph 6 below would further apply in the event Tenant exercises its option to renew the Lease. Monthly Rent and any Additional Rent shall be referred to as "Rent."

All Rent shall be payable by Tenant to Landlord , sent by check to Sustainable Logistics, LLC, 616 East 35th St., Savannah, GA, 31401, or such other address provided to Tenant by Landlord.
Electronic payments should be made to:

Account Name: Sustainable Logistics LLC
Account Number: 144401
ABA Routing Number: 061213043
Bank Name: Morris Bank
Branch: Brooklet / Statesboro GA

Replacement page 2 to correct base lease amount before credits

Jim Evans, President Tradition Logistics

Ramsey Khalidi, Manager Sustainable Logistics

10849.0058 05340249.000

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To the extent the Rent Commencement Date or the lease expimtion date commences or expires on a day other than the first or Jast day of the month, as applicable, Tenant shall pay prorated Rent calculated by dividing Rent by thirty and multiplying the resulting per diem by the number of days Tenant occupies the Premises during such commcooement Ol' expiration month . 6 , Additiona l Rent . In the event that there is a l'cnewa] tet 1 n or Tenant looses additional SpA< : e in said tonn, then the Landlord rese 1 ·ves the right, no JateJ' than seventy - five (75) days prior lo the expil'ation of the lllitia] Term, OJ' any Renewal Term, to have analyzed the amount of uf . ility usage for powe 1 · and water attributable to Teuaut's usage (the "Review Period") . In the event Tenant's utiJity usage during the Review Poriod establishes an increase in utility costs, then Landlord shall notify Temml of au additional amount per month that Tenant would be l'equired to pay in any Renewal Term in an amount which appl'Oximatcs such increased utilities costs over the pl'ior baseline amountthat existed prior to the Initial Tenn . 7. . Landlord shaU pay all real propei 1 y taxes and assessments, personal propet 1 y taxes and assessments on pers 0111 l property owned by Landlord, or simUar levies of any kind, levied against the Land and Premises and acondng dming the Tenn on or before the date due . Tenant shall pay taxes on To 1 : umt's own personal property . oquipment . furniture and leasehold impt"Ovemcmts, as and where due, and Tenant shall hold harmless and indemnify Landlord fi . - om and against any and aJJ taxes or tax liabilities due and owing by Tenant . 8. Mort&ape Proyisions andBsto . p_peL At Landlord's request, this Lease shall be BUbordinate to the lien of any : future mortgage irrespective of the time of execution or time of recording of any such mortgage 01 · · mortgages, provided that the holder of such mortgage ("Holder") agrees to execute a subonlination, non disturbance and attornment agreement in fonn reasonably satisfactoty to the Tenant (an "SNDA j, in recordable fonn . which provides that in the event of foreclosure or other right asserted under th e mortgage by the holder thereof, this Lease and th e rights of Tenant hereunder shall continue in full force and effect and sha 1 J 119 t be tenninated or disturbed, provided Tenant is not in default (beyond all applicable notice llld cure periods) under this Lease . The Landlord and Tenant shaJI certify in writing tho status of this Lease and the payable here 101 der, at any time upon ten (10) business days written notice . Such certificate shall be in a fonn reasonably satisfactory to tho prospoctive purohaser or mortgagee of the fee title, or assignee, sublessee or Tenant (or sub nt) mortgagee of the Lease . 9 . Maintenance and Repairs by Tenant . Tenant, at its sole cost, shall keep and maiutain in the same or better condition as when receiv nonnal wear and tear excepted, and in compliance with alJ laws, codes. n,gulations and ordmance .. the interior non - structural portions of Premises (except portions of the Premises to be repaired by Landlord under teims of Paragraph JO below) and any Improvements installed by Tenant 011 the exterior of the Premises or Building in good order and repair ; provided, however, Tenant shaJI be responsible for iring the roof above Tenant's Premises as a result of damage caused by Tenant including but not limited to any roof penetrations that Tenant initiates . Tenant shalJ be respon 11 "ble for pest control, if required, for the Premises . 10 . RcpirB by Landlord . Landlord agrees to keep in the same or better condition as and when received and in compliance with all applicable laws, codes, regulations and ord

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inances the foundations, and exterior walls and structural components of the Premises and the Building (exclusive of aJI glass), except repairs required by Tenant in Paragraph 9 and repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees . Additionally, the Landlord shalJ be responsible for ensuring that the Premises and 10849.00SI 0534 9.000 3 the Building comply with the Americans with Djsabilities Act and the Occupational Safecy and Health Act (p1'ovided that Tenant shall be responsibJe for any improvements that it makes). 11. ModifJCations and Alterations to the Premisos . So Jong as made in compJiancc with applicable law . Tenant shall have the right to make all interior or exterior improvements to the Premises or Building, as applicable, including alterations . restorations, changes, replacements, or installntions . (hereinafter collectively called 11 Alterations 11 ) in as Tenant deems necessary or desirable for its use of the Premises provided, \ that no structural Alteration shall be undertaken by Tenant unless Tenant shall have received Landlord's pri 01 ' written approval . Tenant, in making any Alterations, shall use ,naterials equal to or better than those used in the construction of tho Premises and shall comply with all applicable Jaws, orders and re&ulations of federal, state . county and municipal authorities, including the American with Disabilities Act am . I Occupational Safety and Health Act requirements . Tenant shall obtain or cause to be obtained all building permits, licensest temporary Hnd pel'manent ceititicates of occupHncy and other governmental approvals which may be requi . l'cd in connection with the making of Alterations, and all plnns and specilications for stmctnral Alterations shall be prepared by an A . I . A . registered architect or licensed enginee 1 : s . Landlord shall coopel'atc with Tenant in obtaining governmental pennits, approvals and ce . itificates and shall execute any documents required in furtherance of such purpose . All Alte 1 ' 8 tions and improvements (other than tl'&de fixtures), once attached to the Premises shall not be removed by Tenant, except that any Alterations or improvements made by Tenant which are removablo without damage to the Premises shaJJ remain the properly of Tenant aud may be removed by Tena 11 t upon expiration of the Term . 12. l} estruction of or Dama ri, e to Pl'emises . Without increasing the obligations of Landlord llllder Section l 0 , if the Premises shall be damaged by fire, the elements, 01 · other casualty, but are not thereby rendered unteoantablo, in whole 01 · in part, Landlord shall promptly . at its expense . cause suoh damage to be repaired . If the Premises shaJI be rendered untenantable (as hereinafter defined) in part, Landlord shall, at its expense, cause the damage to be repaired, a 11 d the Monthly Rent meanwhile shaJI be abated proportionately as to the portion of the Premises rendered untenantable . For purposes hereof, the Premises, or portion the 1 wf, is ''untenantable"' if Tenant cannot reasonably use the Premises, or portion d 1 ereof, for Tenant's intended purposes or if Tenant's use of the Premises, or portion thereof, is materially and adversely affected . Jfby reason of such occurrence, the Premises are damaged, causing the Premises to be whoJly untenantable, Landlord shall . at its expense, cause such damage to be repaired, and the Monthly Rent meanwhile sball be abated, unless any such damage cannot bo repaired within one hundred twenty (120) days and Landlord shall notify Tenant in writing within thirty (30) days of said occum,nce that it has elected notto reconstruct the Premises . Upon such notice to Tenant, this Lease shall tenninate as of the date of said occun - ence, all Monthly Rent and Additional Rent shall be paid to the date the damage rendering the Premises untenantable occut·red, and there shall be no further liability upon either patty other than such obligations that survive the expiration or earlier tennh 11 tion of this Lease . All renta 1 s and charges shall be adjustcd and prorated as of the date of said occurrence In no event shall Landlord be liable for damage to or replacement or repair of fixtures, floor coverings, furniture, equipment, partitions, decorations, and improvements owned and/or installed by Tenant, or for repairs that are not within Landlord's obligations under Section 9 ; provi however, that Tenant shall have the right to any insurance proceeds with respect to any of the foregoing . lf time period for any repairs or restoration shaJJ exceed 120 days from the date of the damage, Tenant shall have the right to terminate this Lease . 13. Indemnity . Tenant agrees to indemnify, defend and hold hannless Landlord, its agents, and employees of and from any loss, reasonable and actual attorneys' fees, expenses or claims (i) arising out of any and all defaults (beyond any applicable notice and cure periods) by Te

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nant under this Lease or (ii) arising out of the negligence or willful misconduct of Tenant . its agents, employees or contractors . Landlord agrees to indemnify, def - end and hold hannless Tenant, its agents, and employees and pennitted successors and 10849.0058 05340249.000 4 assigns of and from any loss, reuonable and actual attolneys' fees, expenses or claims (i) arising out of any and ell defaults (beyond any applicable notice and cure pe 1 iods) by Landlord under this Lease, or (ii) arising out of the ncg]igencc or wiJlful misconduct of Landlord . its agents, cmployec,s or contractors . The provisions of this Section shall survive the tennination of this Lease . 14 . Goyon 1 mental Orders . Tenant . at its own expense, slu' 11 comply with all requirements of any legally constituted pub 1 ic authority made 11 ecessa 1 y by reason of Tenant's specific use of the Premises . l 5 . Condemnation . If the entire P 1 <emises or such portion thereof as will . in Tenant's opinion, make the Premises unusable for the purpose hel'ein leased sludl be condemned by any legally constituted authority for any public use or purpose, or sold under threat of condemnation, then this I . ease shall tenninate as of tho date of such co 11 dem 11 ation or sale and rental shall be accounted fol • between Landlord and Tenant as of such date . In the event of a condemnation affc : cting the Premi which does not result in the tenninalion of this Lease, rental shall be abated in a fail - and equitable manner and Landlord, to the extent of condemnation proceeds actually received by Landlord, sha 11 restol'o the Premises to the extent practlcabJe, All oondomnation awards or sales proceeds in lieu thereof shall belong to Landlord ; provided, l 1 owever, Tenant shalJ be entitled to any amow 1 t allocated to the loss of its personal property and 1 noving expenses . 16. Sublease and Assignment . This Agreement may be assigned by Tenant without LandlorcPs consent to any parent, affiliate or subsidiary of Tenant, any party that mcl'ges or consolidates with the Tenant or its parent, or any party that purohases or otherwise acquires a imtjority of Tenant ownership inmst or assets . Any other assignment of this Agreement by will require Landlord's prior written consent, which consent sbaU not t ; ,e unreasonably withheld, conditioned or de]ayed . Unless Tenant provides satisfactory information which . in the reasonable opinion of Landloni . shows sufficient financial stnsngth for substitution of said Assignee in the place of, Tenant . Tenant sha]] not be released, and Tenant shall remain fully respoosibJe for all mrt and other liabilities required of Tenant under this Lease . 17. Delivezy Condition . No rights, easements or licenses are required by Tenant by implication orotherwise except as may herein be expn,ss 1 y set forth . The Premises are leased to the Tenant in "As Is" condition . Tenant has inspected the Premises . and Tenant • s taking possession or occ,upancy sha)] be deemed concllllive evidence of such acceptance by Tenant of the condition of the Premises . 18. Default . (a) Events of Default by Tenant . The following evonts shall constitute events of default by Tenant undor this Lease (hereinafter individually calJed an "Bvent of Default", and collectively called "Events . of Default") : (i) if Tenant shall fail to pay when due any . Rent or other payment to be made by Tenant hereunder and shal 1 not cure such failure within five (S) calendar days of receipt of Landlord's written notice thereof ; (ii) if Tenant shall violate or breach, or sha 11 fail fully and completely to observe, keep, satisfy, perfonn and comply with, any agreement, term, covenant . condition, requirement, restriction or provision of this Lease (other than a breach or failure described in clause (i) above), and shall not cure such failure within thirty (30) days after Landlord gives Tenant written notice thereo or, if such failure shall be incapable of cure within thirty (30) days, if Tenant shall not commence to cure such failure within

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such thirty (30) 10849.0058 053411249.000 s

day period and continuously prosecute the performance of the same to completion with due diligence; (iii) if Tenant shall be unabJe to meet its obligations as they become due or becomes insolvent . makes a transfer in fraud of creditors, or makes an assignment for the bonotit of creditors ; (iv) if Tenant files a petition under any section or chapter of the national bankruptcy act . as amended, or under any similar federal or statD Jaw or statute, or Tenant or any gual'antol' of its ob 1 igations w 1 dm· this Lease 1 s adjudged bankrupt or insolvent in proceedings filed against Tenant ; (v) if a receiver 01· tlustee is eppoiuted for the Premises or for all or substantiaJly all of the assets of Tenant; (vi) if this Lease is assigned or any portion of the Pl'einises Sllblet othel' than in accordance with tho tenns of this Lease; (vii) if Tenant does or permits to be dono anything that creates a Hen upon the P1 - emises and die same is not removed within ten (10) days; or (viii) if Tenant abandons the Premises. {b) Iwnldia. Upon the OCOU1TOllCe of an Bvent of Default, Landlord may pursue either of the following altmnative 1"CJ1Jedies: (i) If Tenant defaults under subsection (a) above, Landlord may enter upon and take possession in ol'der to protect than ftom deterioration and continue to demand from Tenant the monthly rentals provided jn this Lease, until the Premises is relet . Landlord shall have an obligation to mitigate any damages incurred by the termination of the Lease by taking reasonable steps to relet the Premises . Tenant shall pay Landlord on demand any deficiency between the monthly rentals provided in this Leaso that are actually co 11 ected by Landlord thJ"ough the end of the Tenn . If there hi any default desorJbed in subsection (a) above, Landlord may enmr upon the Premises . by force if necessary, without being liable for pt"OSeCution or any claim for damages, and do whatever Tenant is obligated to do undel' this Lease . Tenant shall reimburse Landlord on demand for all expenses incun - ed by it in effecting compliance with Tenant's obligations hereunder, and Landlord shall not be liable for resulting damages to Tcnanl (ii) Landlord may terminate this Lease by giving written notice to Tenant In such event, Tenant ahall immediately surrender the Premises to Landlord . If Tenant fails to do so . Landlord may, without prejudice to any other remedy it may have for possession or a 1 - rearages in Rent enter upon and 1 - ke possession of the Premises and expel or remove, by force if necessary, Tenant and any other pcJ'IOll w . bo is occupying an or a portion of the Premises . (iii) Landlord may do whatever Tonant is obligated to, but hu failed to do under the tmns of this Lease beyond any applicable cure period. in which event Tenant shall reimburse Landlord for any expenses, including. without limitation, inmst at the IOl49JI058 05340249.000 6

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rate of five ( 5% ) percent per annum from the date of any of such advancos by Landlord, a 11 d reasonable attorneys' fees which Landlord may incur in thus effecting satisfaction and perfo 1 manoe of 01 · compliance with Tenant's dutjes and obligations under this Lease . Such sums shall be deemed Additional Rent and shaJJ be paid by Tenant to Landlord within ten (10) days of the renditions of any biH or statement to Tenant therefol'e . (o) Landlord E u . In addition to the payments required by subsection (b) of this Section . Tenant shall compensate Landlord for the following : all expenses incurred by Landlord fo repossession (including any increase in insurance premiums caused by the vacancy of the P 1 - emises) 1 and ln reletting (including repairs, replacements, Rnd Advertisements) . (d) lrtju 11 c#o 11 / Cmm,/ative Remedies . Landlord may restrain or e 1 tjoin any breach 01 · threatened breach of Tenant's covenants, duties, and obligations under this Lease without having to prove the inadequacy of any legal remedy or irreparable ha 1111 . Landlord's remedies under this Lease shaJI be deemed cumulative and not exclusive . (e) Event, ¥ of Default by Landlord and Tenm,f 's Remecliu . Upon a bl'each of or default under this Leese by Landlord . Tenant shall have all remedies available at Jaw and in equity . Priol' to Landlord being declared in default for a breach of a provision of this Tenant shaJI provide Landlord with written notice thereof, and Landlord shall have thirty (30) days from the dare of such notice to cure such bi - each, or, if such breach shall be incapable of cw - e within thirty { 30 ) days, Landlord shaJI commence to cure such breach within such thirty (30) day period and continuously pursue the perfonnance of the same to completion with due diligence . Notwithstanding the foregoing . no notice from Tenant shall be required in the event of an emergency . 19. Holding Oyer and SmTendpr . Tenant shall and wm on the last day of the Tenn hereof or upon any earlier tennination of this Lease, or upon any reentry by Landlord upon the Premises pursuant to Section 18 hereof, sum:nder up the Premises foto the possession and use of Landlord without delay and in good condition reasonable wear and teat·. and damage by fire and the elements for which Landlord bears the risk of loss excepted. Where furnished by Tenant or any subtenant, furniture. pa1titions and trade fixtures may be removed by Tenant at or prior to the termination of this Lease. Any personal property of Tenant which shall remain in the Premises after the termination of this Lease and the removal of Tenant from the Premises may. at the option of Landlord on written notice giving Tenant a reasonably oppmtunity (not less than 10 days) to remove the same, be dee.aned to have been abandoned by Tenant and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit Landlord shal1 not be responsible for any loss or damage occurring to any abandoned propeity owned by Tenant 01· any subtenant. In case of holding over by Tenant after exphlltion 01· termination of this Lease, Tenant wi11 pay 125% of Monthly Rent and I 00% of Additional Rent for the initial ninety (90) days of such holdover, and thereafter at 150% of monthly re t and 100% of additional rent aftea· 90 (90) days.. No holding over by Tenant after the tenn of this Lease, either with or without consent and acquiescence of Landlord shall operate to extend the Lease for a longer period than one month; and any holding ovor with the consent of Landlord in writing shaJJ thereafter render this Lease from month to month. The provisions of this Section shaJJ survive any tennination of this Lease. 20. Notices. Any notice given pursuant to this Lease shall be in writing and sent by certified mail, retum receipt requested, by hand deJivery. by facsimile transmission or by reputable overnight courier to: I (1849.0058 05340249.000 7

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(a) Landlord : Sustainable Logistics, LLC, 616 E . 35 111 St . , Savannah . GA 31401 , attention to Mr . Ramsey Khalidi, or at such other address as Landlord may designate in writing to Tenant, and with a copy to Mark T . Shawe, Esq . , 14 B . State St t . Savannah, GA 31404 . (b) Tenant: Tradition Logistics, 300 Growth Pkwy, Angola, Indiana 46703 ATI'N: James L. Evans or at sucJ1 other address as Tenant may designate in writing to Landlord, and Joa Monte! wrttten notice to the same address and also by email to Jo1mont1l@tradltlontran1.com Any notice sent in the nu;mner set fo1th above shall be deemed sufficiently giveu for all purposes hel'eunder on the day said notice is deposited in the maiJ if sent by certified mail, return receipt requested: upon receipt if sent by hand delivery or reputable ovemight courier; or if sent by facsimile, mi the date such notice is transmitted, provided a copy of such 11otice is sent within two (2) business days by reg11la1· mail to the recipient's address set forth above. 21. Tjme of Essoncc . Time is of the essence in this Leaso . 22. Exterior Signs . Tenant may erect an identification sign on the entrance tot . he Premises or the extetior of the Building, with LandJon, . s consent ; provided, J 10 ,ivever, that any sign erected by Tenant sllalJ confo : nn to all applicable ordinances pertaining thereto end it shall be in keeping with the at'Chitectural scheme of the signs in the vicinity and shall not be other than customary trade signs identifying the busine . ,s of the Tenant . Prior to the expiration of the Lenn of this Lease, Tenant shalJ remove any such sign and repair any damage to the BuiJding occasioned by the installation and/or removal of such sign . 23. Brokerage . Landlord represents that there is no broker, tinder 01 · other party claiming by, through or under Landlord, that is entitled to any commission or other similar compensation with respect to this Lease . Tenant represents that there is no broker, finder or other pa 1 ty cJaim ing by, through or under Tenant that is entitled to any commission or other similar compensation with respect to this Lease . F .. ach of Landlord and Tenant coverumts and agrees to indemnify and hold the other hannless from any and all loss, JiabiJity, damage, claim, judgment, cost and expense (including without limitation attorney's fees and litigation costs) that m 11 y be incurred or suffered by the other because of any claim for any fee, commission or similar cornpensatiou with respect to this Lease, made by any bl'oker, agent or finder claiming by, througl 1 or unde 1 · the indemnifying party . whether or not such claim is meritol'ious . 24. Use of Pl'can fa es . Tenanl may use and occupy the Pl - emises for commercial operation of warehousing general merchandise for clients. 25. Utility Bills . Landlord shalJ pay all utility bills. including. but not limited lo water, sewer, gas, electricity, fuel, light. and heat bills for the P11:misea, as the same may currently exist at the P1"0mises. In the event that Tenant requires special utility services over and above those utility services that are cummt1y existing. then Tenant shall pay aU charges for insta11ation of such conduit, cable, wiring,junction or circuit boxes, switches, and all other equipment I'Olated to such installation and hookups for tenant"s needs. Tenant agrees to collect and pay a contribution to the electrlcal expense in the amount of $833 per month. 26. Tenant Insurance Obliptions. Tena11t shall procure and maintain, al all times and at its expense, commercial general liability insurance fol' the Premises . Such coverage shall (a) have a single limit of not leas than $ 1 , 000 , 000 . 00 (which may be covered through an umbrella coverage policy), (b) include contractual liabi 1 ity coverage, and (c) designate Landlord as an additional insured . Tenant shall also keep in fOl'ce special fonn property insurance for the fu]I replacement value of Tenant • s fumJture . fixtw - es and equipment and all personlll property of Tenant . Tenant shall deliver certificates thereof to Landlord within ten (I 0 ) days of d 1 e Effective Date . Tenant's property insW'IJlce coverage shall include a waiver of subrogation in favor of Landlord . All such insurance shall be provided by companios admitted to engage 10849.0058 0S340249.000 8

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in the business of insurance in the State where the Premises is located and which have a Best's Insurance Guide rating of A - NIii or beUer. Tenant shalJ also procure and maintain worker"s compensation and employer's liability insurance covering an of Tenant's employees working in or about the Premises, with coverage limits not less the minimum limits allowable under all applicable laws. 27. Landlord Insurance Obligations . Landlord shaU p 1 ' 0 cure and maintain, at al l times and at its expense, against loss CH damage by fire, explosion, vandalism, malicious mischief, and all other hazards included in an all .. risks extended coverage endorsement in an amount equal to full functional replacement condition of th e Building or such other •• replacement" cost coverage as may be reaso 11 ably purchased . A 1 l such insurance shall (a) provide that such insurance shall not be canceled or materially modified unless 30 days' prior written notice shall have been given to Landlord (wtless such Notice i s for cancellation foa· nonpayment in which case ten { I 0 ) day notice is applicttble) end Landlord shall promptly provide copies of such notices to Tenant ; and (b) provide for commercially reasonable deductible ainounts, Landlord shall deliver certificates thereof to Tenant within ten (10) days of the Effective Date. All such insurance shall be provided by companica admitted to engage in the business of insurance in lhe Stale where the Premises is located and which have a Best,s Insurance Guide rating of A - NIJJ or bettor. 28. Ouiet EnjoymeuL Landlord covenants that as long as Tenant pays the Rent reserved in this Lease and perfo 11 ns all of its obligations and agreements !tereunder Tenant may quietly and peaceably have, enjoy and hold the Premises for the entire Term . 29. Rules and Regulations . Tenant agrees to abide by all 111 los and regulations attached hereto as Exhibit "D"" and incorporated herein by this reference, as reasonably amended and supplemented from time to time by Landlord . Landlord wi 11 not be liable to Tenant for violation of the same or any other act or omission by any other tenant ; however, Landlord shall enforce all such 111 les in a uniform and non - discriminatory manner . 30. Attomoy 1 s Fees . Should any action or pl'oceeding be commenced between the parties conooming any provision of this Lease . or the rights and duties of any party in 11 'l ation thereto, the provailing party shall be entitled, in addition to such other relief as may be granted, to recover from the losing party all costs and expenses, including reasonable attomeys', paralegals' 1 and other professionals' fees and costs, inc 1111 - ed by such prevailing party in such action or proceeding and in any appeal in connection therewith ; and if such prevailing patty recovers a judgment in any such action, p or appeal, such coats, expenses, and fees shall be detennined by the court or arbitl'aUon panel handling the proceeding and shall be included in and as a part of such judgment 31 . Effect of Tenn ination of Lease . No termination of this Lease prior to the nonnal ending thereof, by lapse of time 01 · otherwise, shall effect Landlord's right to collect rent for the period prior to termination thereof . 32. Miscellaneous . (a) Incorporation of Exhibits . The content of each and every exhibit which is referenced in this Lease is incorporated into this Lease as fully as if set forth in th . e body of this Leue . (b) Entire Agreement . This Lease contains the entire agreement of the parties hereto as to the Premises, and no representations, inducements, promises or agreements, oral or otherwise, between du, parties, not embodied herein . shall be of any force ot· effect 10849.0058 ƒ "4D249.000 9

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(c) Sevorability . If any term, covenant or condition of thia Lease or the application thereof to any person . entity or circwnstance shaJI, to any extent, be invalid or w 1 enforceable, the remainder of this Lease, or the application of such tenn, covenant or condition to persons . entities or cil'cumstanccs other than those which or to which used may be held invalid or unenforceable, shall not be affecmd thereby, and each term . covenant or condition of this Lease shall be valid and enforceable to the fnUost extent pennitted bylaw . (d) Drafts . The cii'culation of one 01 · more drafts of this Lease shall not constitute a reservatkm of the Premises or an offer to lease the Premises to Tenant . Neither part . y shaU be bound hei'etmder until such time as both parties have signed this Lease, (e) CountcL·parts . This Lease may be executed in any number of counterparts, each of which shall be an original, but such counteL·parts together shall constitute one and the same instrument . (t) Governing Law. This Lease shall ho governed by the Jaws of the State whero the Premises is located, and any Jegal action arising in connection with this Lease shaJJ be, brought in (a) the courts in the County of BuHoch, State of Georgia, if instituted in the State courts, and (b) the courts of the Southern District of Georgia, if an action is instituted in the Federal courts .. (g) Binding Effect. This Lease shall be binding upon and inure to the benefit of the heirsJ executors, administrators, asaigns, and successors of the parties hereto . (h) Headings . The subject headings of the paragraphs and subparagraphs of this Lease are incJuded for purposes of convenience on 1 y and shall not affect tbe construction or interpletation of any of its provisions . (i) Amendment This Lease may be altered, amended, or revoked only by an instrumBnt in writing signed by both Landlord and Tenant . (J') Authority . By their signatures hereunder, the persons executing this Lease represent that they have full power and authority to do so, and that they have fuJI power and authority to bind the pa 11 ies to the tenns and conditions hen : of . 33 . Entrx, Landlord may card the Promises . - For Rent" or upor Sale" thirty (30) days before the tennination of the Lease . Landlord may enter the Premises at 1 - easonable hours during such lut 30 days to exhibit same topl'ospective purchasers or tenants . Except in the event of an emergency, Landlord may enter the Pl'emisos after business hours and upon forty - eight (48) holU'S prior written notice fol' the purposes of making repairs to the Premises, or Landlord's acljoiniog property, if any. In the event of an emergency, Land1ord may enter the Premi1CS without providing such 48 hO \ Jrs' notice. provided that Landlord must notify Tenant as soon as possible after such entry. 34. Rights Cumulative. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not l'estrictive of those given by Jaw. 35. Waiver of Rights. Waiver of any breach of this Lease by any party hereto shall not constitute a continuing waiver or a waiver of any breach of the same or another provision of this Lease. 10849.00SI 05340'149.000 10

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36. Late Char . If the Monthly Rent due on the J - ' day of each mouth is not ))Rid by the tll \ h ( 5 111 ) day of the same 1 nonth, Tenant shall agree and does agree to pay a late charge of one and onc . lhalf percent ( 1 . 5% ) of the late installment . 37. Addition of S p ace Temporart y Unavailable : ElChlblt B la a map of the bulldlng with areas ldantlfled by letters with the, 205,934 sq ft Included In the baae rent amount. Areas Identified In RED that are temporarly not avallabJe for use. on 04101.12022. 30,055 sq ff are not avallable for use. There Is a credit to the base lease rent for these areas until they become aval/able. At. the beginning of each month the parties wlll make an assessment of the areas that have become available for use. The rent and security deposit will be ad)usted accordingly to Include the addltlonal space avallable. A revised Exhibit 8 wll be added to this lease. {signatures BIJl>eHt' ou next page] 11

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IN WITNESS WHEREOF, the part i es have hereunto set their hands and seals, efrective the day and yea 1· til'st ab ov e w ri tten. Witness es : TENANT: Tradition Logistics / P , r 1 in t / N ! k . ame , 7 k_ W , PrintNRme: 'P Jtd , :;. :tft: Tit LANDLORD• Sustainable Log isti cs, LLC, A Georg i a Limited Lieb ilily Company 1 0849.0058 01140249,000 12

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EXHIBIT A IDENTIFICATION AND HISTORY OF THE PROPERTY The subject property Is located on the north side of Old River road opposite R . J . Kennedy Drive in the Statesboro Community . This is In northern Bulloch County, approximately 6 miles north of the Town of Statesboro, Georgia . The entire tract Is within Bulloch County, South Carollna . The plant Is known as the Loblolly Plant of King America Finishing, Inc . a subsidiary of Milliken and Company . The subject property's physical address Is 6644 Old River Road, North, Bulloch County, Georgia . Further . the property is identified on Bulloch County Tax Map No . 118 - 000003 - 000 . A legal description of the subject property can be found on the latest recorded deed, dated Mey 9 , 2014 and recorded In Bulloch County, Georgia, Deed Book 2247 , Page 49 . According to the deed, the site contains 146 . 84 acres . The lest sale of the property was from Westex Acquisitions, LLC to King America finishing, Inc . as recorded In Bulloch County Deed Book 2247 , page 49 .

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EXHIBIT B – REVISED AND UPDATED AS OF 9/1/2022 Page 1 of 3 In accordance with item 37 on page 11 of lease agreement dated 4/1/2022 between Sustainable Logistics LLC, a Georgia limited liability company (“landlord”) and Tradition Logistics, with headquarters located at 300 Growth Parkway, Angola, Indiana 46703 (“tenant”) the following revised floorplans identifying the updated leased space is agreed to be added to the lease as a revised Exhibit B, effective 09/01/2022. Leased space is being expanded to include space at a second location, 405 Mims Road, Sylvania, GA . The floorplan for 405 Mims Road is on page 3 of this exhibit Net space leased at 6644 Old River Road North, Statesboro GA is reduced to 155 , 871 SQ FT See revised 6644 Old River Road North floorplan on page 2 of this exhibit. Additional space located 405 Mims Road is being added at 405 Mims Road in the amount of 36,542 SQ FT See area highlighted in green on 405 Mims Road floorplan on page 3 of this exhibit. Total space leased at both locations as of 9/1/2022 is 192,514 SQ FT (155,871 SQ FT + 36,542 SQ FT) Total monthly rent will increase to be $76,203.46 There will be no additional security deposit required. There will be no increase in the amount of electrical expense contribution as stated in section 25 on page 8 of above referenced lease. The monthly amount will remain $833 per month. Total due each month effective 09/01/2022 will be $77,036.46 ($76,203.46 + $833) Tenant – Tradition Logistics James Evans, President Landlord – Sustainable Logistics LLC Ramsey Khalidi, Managing Partner

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AREA A 8 C D E 1 F G Gl H I will get this measured. Not sure the correct placement of the line. APPROX . SIZE 512 SQ. F T. 736 SQ. FT. 10.836 SQ. FT. 10,455 SO. FT. 40,022 SQ. FT. 42.600SQ. FT . 65,300 SQ. FT. 10JJ00 SJ) FT . 20.008 so. FT . I 3,500 SQ . FT . 1,060 SQ. FT. 2,707 SQ. FT. 1,965 SQ. FT. 205 , 934 SQ. FT 10 , 455 SQ FT 6 , 100 SQ FT 1 0 , 000 SQ F T 3 , 500 SQ. FT H 2 0,008 SQ . F T. I : K Kl L TOTAL Less Lease Credits: D Part of E1 G1 I H Net Lease Amount 155,871 SQ . FT . r E 1 40 , 022 SQ. FT. C 10,836 SQ. FT. F 42,600 SQ. FT. - : I 736 Sq Ft L...J!2.. Restrooms G 65,300 SQ.FT. mm ::::: X <D I 0 - w < - (D -- l 0 !:e O , J 0 "U ;:;: )> G) N 18 m N N Net Lease Amount 175,879 SQ. FT. " f f < :' ; ···· > Sustainable Logistics LLC 616 E . 35th Street Savannah, GA 31404 Phone: (912) 236 - 4112 St.':Al,E ; Old River Road North Floor P l an 6644 Old River Road North Statesboro, GA DeTAIII.NO ' DATE. N.T.S. 3 / 24 / 2022 DRAW BY , 'CJ,£0(1::0 B MG @

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9 9' G " q V, ' I I I C e iling Heigh · 15 ' 6" - 19' 24 , 750 Sq Ft SYLVANIA. GA • Restrooms / Or y . 7 sets) - Drive I n Doors / Ory. 3 / Garage 1,840Sq Ft H a llway 19'W x 66"L 1 St ora9t 400 Sq F I - I I I C eiling H · 1 • Height21 ' 4 , 2 0 0 Sq Ft 121 ' F Ceiling H e ight 14 ' - 16' 3" 0 w "' 17 9' • Rail Doors / Ory. 2 / LEGEND I Dock Doors / Ory. 13) 68 E Ceiling Heigh t 19' 4" - 20 ' 10" w 0 5 3 ,879 Sq Ft Hallway 10' . " Wx62" L Mamtenanct v L i 1 , 7 00SqFt - + - - - 8 9 ' -- 4 - t + -- 79' -- 4.+ · 1 · I C · 1 · J Ce , mg 1 e, ,ng 1 Height21 ' 1 0" H eight21' 1 0" 5, 214 SqFt I 5 , B 7 4 SqFt • I Ceiling Height 14 ' - 15'3" 59 , 927SqFt I I C - 1 l ƒ " ' ' I ... '! < ------ rn• t • I t 't 2,618SqFt + - 77' - ._j T !::! l C - 2 4 52 ' 13,230SqFt m • • r Ceiling H e ight 14 ' - 15' 3" - 20 • ....i... l Break Room . . I I - 2 4 0' " : I : I T r "' I A Ceiling Height 18 ' - 28 ' 65 , 040 SqFt I I I . ., mm :::::x CDI o - , . b , B , I:: ! OC[J I !€ ' O - u )> "'G) . V, m "'"' < - M l " a - ' "! Ceiling Height 14 ' - 1S' 3" 40 , 993 Sq Ft " "! ' 58 , 300 Sq Ft • • l 30 ,2 84 Sq. Ft •• Offices 4,470SqFt •• AREA APPROX . S I ZE 45 2 ' C e iling H e ight 13 ' S" - 14 ' 2" D a '! .J,. F Sylv a ni a - Lease Amount 36,542 SQ. FT . 36 , 542 SQ . FT . (302 ' X 12 1') ' L eased area highlighted in green S ustain ab le L ogistics LL C 616 E . 35th St r eet Savann a h , GA 31404 Phon e: (9 1 2) 236 - 4112 Mims Road Floo r P lan 4 05 Mims Road Sylvania GA 5/ 1 3/ 22

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